WISDOMTREE TRUST

WisdomTree U.S. Multifactor Fund (USMF)

(the “Fund”)

Supplement dated May 6, 2026, to the currently effective Summary Prospectus, dated August 1, 2025, Statutory Prospectus (together with the Summary Prospectus, the “Prospectus”) and Statement of Additional Information (“SAI”) for the Fund, the Statutory Prospectus and SAI both dated August 1, 2025, as revised December 11, 2025, as supplemented

The following information supplements and should be read in conjunction with the Prospectus and SAI for the Fund.

Effective on or about June 11, 2026 (“Effective Date”), the Fund’s index provider will implement certain changes to the index methodology. Accordingly, on the Effective Date, the following disclosures are revised as follows:

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the following is added as the second paragraph:

WisdomTree, Inc. (“WisdomTree”) the Index Provider and parent company of the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), designed the Index to provide exposure to U.S. companies. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Core Equity Index Committee (the “Index Committee”).

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the first and second sentences of the second paragraph are deleted in their entirety and replaced with the following:

The Index is generally comprised of 200 U.S. companies with the highest composite scores based on two fundamental factors (value and quality measures) and two technical factors (momentum and TAPE, a proprietary machine learning model-based price and volume signal). To be eligible for inclusion in the Index, a company must meet the following key criteria as of the monthly screening date: (i) be monitored by the Index’s third-party index calculation agent; (ii) list shares on a U.S. stock exchange and conduct its Primary Business Activities in the United States; and (iii) have a median daily dollar trading volume of at least $1,000,000 for each of the preceding three months.

•	In the description of the Fund’s principal investment strategies under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus, the third, fourth, and fifth paragraphs are deleted in their entirety and replaced with the following:

The top 800 companies by market capitalization that meet the foregoing criteria (the “Starting Universe”) are assigned a score for each of the following, equally-weighted factors:

■            Value – determined by fundamental valuation ratios, e.g., estimated earnings-to-price, operating cash flow-to-price, and shareholder yield

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■            Quality – determined by return on equity (“ROE”), return on assets (“ROA”), gross profits over assets, and cash flows over assets – complemented with a growth overlay (trailing revenue and earnings growth)

■            Momentum – determined by a stock’s total returns over multiple periods of time (6 and 12 months)

■          TAPE – determined by WisdomTree’s proprietary, machine learning model-based technical analysis framework, which evaluates a broad set of signals derived from historical price and volume data and synthesizes them into a standard security-level score

The score for each factor is used to calculate a company’s overall factor score. Companies from the Starting Universe are ranked by their overall factor score, and the top twenty-five percent (25%) (i.e., 200 out of 800 companies) are selected for inclusion in the Index. Companies are weighted in the Index by a combination of overall factor score and market capitalization.

The Index is reconstituted and rebalanced on a monthly basis. On the Index’s monthly rebalance date, the maximum weight of any security in the Index is capped at 4% and the sectors are weighted the same as the sector weights in the Starting Universe (i.e., sector neutral). The Index also may adjust the weight of individual constituents on the monthly screening date based on certain quantitative thresholds or limits tied to key metrics of a constituent security, such as its trading volume. To the extent the Index reduces an individual constituent’s weight, the excess weight will be reallocated pro rata among the other constituents. Similarly, if the Index increases a constituent’s weight, the weight of the other constituents will be reduced on a pro rata basis to contribute the weight needed for such increase. The weight of a sector in the Index may fluctuate from the sector neutral weighting, and the weight of an individual constituent in the Index may fluctuate above or below specified caps and thresholds, respectively, between screening dates in response to market conditions.

•	Under the heading “Additional Information About the Funds’ Investment Strategies” in the “Additional Information About the Funds,” the second sentence of the third paragraph is deleted in its entirety and replaced with the following:

The U.S. Multifactor Index is a fundamentally weighted index that weights companies using a combination of a company’s (i) overall factor score, which is comprised of two fundamental factors (value and quality) and two technical factors (momentum and TAPE) and (ii) market capitalization. The Index is overseen by the WisdomTree Core Equity Index Committee (the “Index Committee”). The Index Committee considers both qualitative and quantitative characteristics of eligible companies when selecting the constituents of the Index. Furthermore, the Index Committee may exercise discretion in its implementation of the Index methodology from time to time. For example, the Index Committee may determine to rebalance an Index more frequently in response to volatility in the market, shifts in exposure away from underlying earnings, or other similar circumstances.

The Fund’s investment objective is not changing and the changes to the Fund’s investment strategies described in this Supplement are not expected to affect the Fund’s fees and expenses.

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WIS-USMF -0526

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